ANNUAL REPORT
OCTOBER 31, 2001

PRUDENTIAL
VALUE FUND

FUND TYPE
Large-capitalization stock

OBJECTIVE
Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                        PRUDENTIAL (LOGO)

Prudential Value Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Value Fund (the Fund) seeks capital appreciation by investing primarily in stocks and convertible securities that we believe will provide investment returns above those of the Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) or the New York Stock Exchange (NYSE)
Composite Index. The Fund emphasizes stocks that are considered undervalued, given their earnings, cash flow, or asset values. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

    Sectors expressed as a percentage of
   net assets as of 10/31/01
        25.9%    Financials
        12.9     Information Technology
        10.2     Consumer Discretionary
         7.6     Healthcare
         7.4     Utilities
         6.8     Energy
         6.6     Industrials
         5.5     Consumer Staples
         5.5     Telecommunication Services
         5.1     Materials
         6.5     Cash & Equivalents

Shortly after the end of the Fund's
reporting period, Enron Corporation had a very visible bankruptcy filing. The Fund's exposure amounted to less than 1% of its assets, and the impact on its return for its next reporting period will not be substantial.

Ten Largest Holdings

    Expressed as a percentage of
    net assets as of 10/31/01
    2.8%    Citigroup, Inc.
            Financial Services
    1.8     Technology Select Sector SPDR Fund
            Mutual Funds
    1.8     International Business Machines Corp.
            Computers
    1.6     Lehman Brothers Holdings, Inc.
            Financial Services
    1.6     Philip Morris Cos., Inc.
            Tobacco
    1.6     Verizon Communications, Inc.
            Telephones
    1.6     Nasdaq-100 Index Tracking Stock Fund
            Mutual Funds
    1.4     American International Group, Inc.
            Insurance
    1.4     Principal Financial Group
            Financial Services
    1.4     Tyco International Ltd.
            Diversified Manufacturing

Holdings are subject to change.

The Prudential Value Fund was repositioned in 2000 from a mid-cap value style with an income focus to a large-cap value style. The current Lipper classification is the Lipper
Multi-Cap Value category, but the
expectation is for the Fund to be
reclassified by Lipper to the Lipper Large-
Cap Value category in the near future.

                                   www.PruFN.com    (800) 225-1852

Annual Report    October 31, 2001

Cumulative Total Returns1                        As of 10/31/01

                                        One    Five      Ten      Since
                                       Year    Years    Years    Inception2
Class A                               -6.21%   67.66%   210.82%    276.10%
Class B                               -6.93    61.52    187.97     322.46
Class C                               -6.93    61.52     N/A       105.99
Class Z                               -5.98    69.90     N/A        77.63
Lipper Large-Cap Value Fund Avg.3    -13.60    47.82    193.97       ***
Lipper Multi-Cap Value Fund Avg.3     -8.50    57.63    227.78      ****
S&P 500 Index4                       -24.83    61.51    232.40      *****

Average Annual Total Returns1                      As of 9/30/01

                    One     Five     Ten       Since
                   Year     Years    Years    Inception2
    Class A        -9.34%    9.44%   11.44%     11.36%
    Class B        -9.75     9.59    11.16      10.19
    Class C        -7.16     9.51     N/A       10.22
    Class Z        -4.40    10.84     N/A       10.51

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
2 Inception dates: Class A, 1/22/90;
  Class B, 1/22/87; Class C, 8/1/94; Class Z, 3/1/96.
3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Large-Cap Value Fund and
  Lipper Multi-Cap Value Fund categories.
  Funds in the Lipper Large-Cap Value Fund
  Average and Lipper Multi-Cap Value Fund
  Average invest in a variety of
  capitalization ranges, generally have
  between 25% and 75% of their equity assets in companies with market capitalization ranges greater than 300% of the dollar-weighted median of the S&P MidCap 400 Index, invest in companies considered undervalued, and have below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.
4 The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund, and would be lower if they included the effect of operating expenses. Investors cannot invest directly in an index.

  ***Lipper Large-Cap Value Fund Since
     Inception returns are 266.22% for Class A,
     365.70% for Class B, 124.61% for Class C,
     and 62.28% for Class Z, based on all funds
     in each share class.
 ****Lipper Multi-Cap Value Fund Since
     Inception returns are 295.71% for Class A,
     391.57% for Class B, 138.69% for Class C,
     and 72.93% for Class Z, based on all funds
     in each share class.
*****The S&P 500 Index Since Inception
     returns are 320.61% for Class A, 458.46% for
     Class B, 162.80% for Class C, and 80.33% for
     Class Z.
                                                 1

PRUDENTIAL (LOGO)                December 14, 2001

DEAR SHAREHOLDER,
The -6.21% return of the Prudential Value
Fund's Class A shares over the 12 months ended October 31, 2001 (-10.90% to those paying the maximum one-time Class A share sales charge) was a substantial outperformance of the -11.86% return of the Russell 1000 Value Index. The Fund also outperformed both the Lipper Multi-Cap Value and Large-Cap Value Averages. Although the
Fund is still included by Lipper in its
Multi-Cap Value category, its Lipper Large-
Cap Value category better reflects the
Fund's current investment practice.

The Fund's strong outperformance was
primarily due to large positive returns from its tobacco stocks and more moderate positive performances from many stocks among its investments in the financial and basic materials sectors.

We added two subadvisers to the Fund during this reporting period with the aim of increasing the consistency of its performance over time. After a thorough investigation by Prudential's strategic investment research team, Victory Capital
Management, Inc. (formerly Key Asset
Management) and Deutsche Asset Management,
Inc. were selected to join Jennison
Associates LLC as advisers. We believe that the greater diversity of styles would spread the Fund's exposure more widely among the value opportunities available in the equity markets.

For more on the Fund's performance, please refer to the Investment Advisers' Report that follows.

Sincerely,



David R. Odenath, Jr., President
Prudential Value Fund

Prudential Value Fund

Annual Report    October 31, 2001

INVESTMENT ADVISERS' REPORT

TOBACCO COMPANIES ARE CASH-RICH
Stocks of two large tobacco companies--RJ
Reynolds Tobacco Holdings, Inc. and Philip
Morris Cos., Inc. (see Comments on Largest
Holdings)--were among the largest positive contributors to the Fund's return over this reporting period. Both had been very inexpensive because investors feared the impact of lawsuits against the companies;
now they have very large gains, in part
because several legal victories and a
friendlier legal environment improved
investors' opinions.

Both companies also have substantial cash flow that they are likely to use to increase dividends and buy back shares at a time when few other companies are in a position to do either.
Reynolds' sale of Nabisco's food businesses to Philip Morris was beneficial to both companies. Philip Morris sold a partial interest in its strengthened Kraft Foods subsidiary, but has a more diversified revenue stream than it did before the purchase. The residual shell company, Nabisco Group
Holdings, which had owned 80% of Nabisco
Foods, was left with a large amount of cash together with tobacco liabilities. It didn't significantly increase Reynolds' legal exposure.

FALLING INTEREST RATES HELP FINANCIALS, HOME BUILDERS
Financials stocks generally benefited from falling interest rates as the Federal
Reserve (the Fed) dropped the federal funds rate (the rate banks charge each other for overnight loans) to the lowest level in 40 years. In addition, most financial firms have investment portfolios, and falling interest rates increase the value of their bond holdings because the price of existing bonds rises when the interest rate available on new issues declines. Banks also benefit because lower interest rates reduce the cost of borrowing, potentially increasing the profitability or volume of lending.

The Fund benefited from the positive
contributions to its return from a
diversified collection of financial
holdings, including Bank of America, Corp.
(bank), Lehman Brothers Holdings, Inc.
(investment bank, see
                                       3

Prudential Value Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/01

2.8%    Citigroup, Inc./Financial Services
        We believe that Citigroup, a large
        diversified financial company, is
        inexpensive for its very attractive business fundamentals. It is gaining market share in declining capital markets, and has consistent earnings and a strong track record in integrating acquisitions. It is diversified in its geography and product set, and is likely to benefit more than most from a rebound in the capital markets.
1.8     International Business Machines Corp./Computers
        International Business Machines' services segment is showing robust growth in a difficult environment. Services, which now account for 80% of total revenue growth, tend to produce more consistent revenue than hardware sales, and thus deserve a higher
        P/E multiple. In addition, its mainframe computer business is in the rising phase of a new product cycle. The stock has performed much better than other technology stocks in 2001 to date, and may be approaching fair valuation.
1.6     Lehman Brothers Holdings, Inc./Financial Services
        Lehman Brothers is a leading investment bank that has exhibited exceptionally good cost control over the past few years. It is continuing to gain market share in Europe--a rapidly developing market for investment banking and mergers and acquisitions-- comparable in potential size to the U.S.
        market. As one of the few remaining
        independent investment banks, it also would be an attractive merger candidate for a global player looking to gain a foothold in the U.S. market.
1.6     Philip Morris Cos., Inc./Tobacco
        Philip Morris's Kraft foods subsidiaries represent about half its stock price. We think the tobacco half is selling for a lower multiple of its earnings than its competitors. Its tobacco business may benefit from a more constructive environment in Washington, and from a string of court victories that have partially raised the legal cloud over the stock.
1.6     Verizon Communications, Inc./Telephones
        Verizon is the largest local telephone
        company and the second largest overall
        telecommunications carrier in the United
        States. It also provides wireless
        telecommunications and Internet services.
        It is well-positioned, serving most of the 100 largest markets in the United States.

Holdings are subject to change.

                                    www.PruFN.com    (800) 225-1852

Annual Report    October 31, 2001

Comments on Largest Holdings), XL Capital
Ltd. (insurance), and Washington Mutual,
Inc. (savings and loan). XL also benefited from rising property/casualty insurance rates. Moreover, these rates are likely to rise further because the increased demand for such insurance after September 11 is outrunning the ability or willingness of insurers to supply it. A well-capitalized firm like XL should be able to increase its volume substantially.
Washington Mutual, which has a large
mortgage business, had an additional benefit because long-term interest rates fell less than short-term rates. The company makes long-term loans, but pays short-term rates on many of its deposits, so it had a nice boost to its net interest income.

Some of our financial holdings were among the largest detractors from the Fund's return. Large banks with particular exposure to the capital markets, syndicated loans, or emerging market debt suffered because investors became increasingly concerned about credit exposure as the potential for a global recession became more likely. This hurt our shares in J.P. Morgan Chase Co. and FleetBoston Financial Corp. Other firms, such as PNC Financial Services Group and
Edwards (A.G.), Inc., were exposed to the declining stock market. They derive a large part of their income either from management fees for assets under management or from transaction fees for equity trading. The value of managed portfolios and investor interest in trading both fell.

Home builders were another group that
benefited from the exceptionally low cost of mortgages and high consumer confidence through most of the period. They also were helped by low materials costs. We had positive contributions from the home builders Ryland Group, Inc. and Centex Corp.
The same factors contributed to the rise of Masco, a home improvement company.

Although real estate is classified as a
financial industry, the gains in that group
had a different cause. Shares of Equity
Residential Properties Trust, a well-managed
real estate investment trust (REIT) that
invests in apartment buildings, and Vornado
Realty Trust, which invests primarily in
office, retail, and industrial properties,
benefited from their consistent earnings
growth at
                                          5

Prudential Value Fund

Annual Report    October 31, 2001

a time when the profits of most companies were becoming increasingly uncertain.
Commercial rents are generally locked in by contract for several years, so they do not react quickly to changes in the economic outlook. Investors became willing to pay a premium for the greater predictability of Vornado's rental profits.

BASIC MATERIALS FIRMS HAD ALREADY BOTTOMED
When investors began to fear a possible
economic slowdown, they avoided the stocks of basic materials companies because the profits in this sector tend to vary with the pace of economic activity. After the Fed began to reduce short-term interest rates early in January, many investors started to look ahead to the recovery. Stocks in industries that would benefit from an accelerating economy--cyclical industries-- shot up. Companies producing basic materials such as metals, forest products, and chemicals already had a favorable supply/demand situation, and their stocks reacted to the prospect of a recovery.

Alcoa, Inc. (aluminum), Hanson (construction materials for highways and buildings),
Monsanto Co. (agricultural chemicals),
Dow Chemical Corp., and various forest
product/paper companies, including Louisiana
Pacific Corp., Georgia Pacific Corp., and
Rayonier, Inc., made positive contributions to the Fund's return. Alcoa also benefited from the electricity shortage in the Northwest, which constricted the supply of aluminum and allowed Alcoa to sell its power rights at a profit.

The materials stock that had the worst
impact on our return was Stillwater Mining
Co., the largest mine for platinum and
palladium outside of Russia and South
Africa. The price of palladium, the most efficient catalyst for automobile catalytic converters, had become very high. Automobile manufacturers began to substitute platinum, which is less expensive. In addition, car sales were low during much of this period.
Because of the lower prices for these
metals, Stillwater reduced its production, and its share price fell.

                                www.PruFN.com    (800) 225-1852

SOME GAINS, MORE LOSSES ON TECHNOLOGY
Some of the larger positive contributions to our return came from technology holdings:
Sabre Holdings; Dell Computer, Corp; and
International Business Machines Corp. (see
Comments on Largest Holdings). Sabre, which provides automated reservations for the travel industry and operates the Travelocity
Internet site, was among the strongest. Its shares had become very inexpensive because many investors were concerned that the airlines might bypass the reservations industry by providing better reservation services themselves. We thought Sabre's technological advantage could not be dislodged that easily, and that its steady earnings from business travel would be highly valued in the uncertain market. We took our profits long before September 11, after which the travel industry was among the hardest hit groups. International
Business Machines' performance reflected (1) the important role consulting services, which tend to be less sensitive to the state of the economy than sales of expensive equipment, now play in its income, and (2) the introduction of a new group of mainframe
(very large) computers. We bought Dell after its shares plummeted in the widespread investor aversion to technology stocks. We thought their troubles would be short-lived, and other investors began to share our opinion in April when technology shares rose again. We took some profits on Dell.

On the other hand, the largest detractors
from our return included Computer Associates
(a business software company), Compaq
Computer Group, Hewlett-Packard Co.
(computers, printers, and services), BMC
Software, and Tellabs (semiconductor
equipment). Computer Associates' market was
hurt by the downturn in technology and
software spending. Moreover, when they
changed their mode of accounting from one
that recorded sales as they occurred to a
subscription model that would spread the
income from a sale over the life of each
contract, investors could not be confident
about their actual cash flow. Investors fled
Computer Associates stock. Unfortunately, we
sold our position at a loss.
                                           7

Prudential Value Fund

Annual Report    October 31, 2001

Compaq and Hewlett-Packard both suffered from declining demand, an overhang of inventory, and a higher cost for manufacturing their products than Dell. We sold our Compaq position early in the year.
Subsequently, the announced merger of Compaq and Hewlett was not well received; this hurt
Hewlett's stock.

TELECOMMUNICATIONS WAS THE EPICENTER OF THE QUAKE
We had less invested in the terrible-
performing telecommunication services sector than the market as a whole. Nonetheless, many stocks in this sector were among the worst detractors from the Fund's return.
These included Worldcom; Qwest Communications
International, Inc.; SBC Communications, Inc.;
and Sprint Corp. Almost all companies in this sector sustained a high level of capital spending for too long, building much more transmission capacity than they currently can use. We sold our shares in Qwest and avoided the worst of its decline.

RAPID DECLINE IN OIL PRICES
The slowing global economy sharply reduced the demand for oil, while Russia's improved supply has weakened OPEC's hand. The price of oil dropped, so oil-drilling activity was largely suspended. Our holdings in ENSCO
International and Halliburton Co., both oil service companies, fell. We think this is a short-term imbalance. Global oil reserves are deteriorating at an accelerating rate, so drilling will have to resume eventually.
Our positions in the energy traders and
suppliers El Paso Corp. and Williams
Companies, Inc. were hurt by the
unexpectedly low demand for electricity this summer. However, these are key companies in an industry of increasing importance.

We had a gain on our position in McDermott
International, which we bought when its
shares had become very inexpensive because of the litigation exposure of its Babcock &
Wilcox subsidiary due to asbestos-related claims from boilers sold decades ago.

                                www.PruFN.com    (800) 225-1852

INVESTORS TRIED TO ANTICIPATE CONSUMER SPENDING
We had mixed results on stocks exposed to consumer spending. On the one hand, R.R.
Donnelley & Sons and Federated Department
Stores, Inc.--both of which have very
diversified exposure--made positive
contributions. Donnelley prints catalogues and advertising material, while Federated operates several of the largest department store chains. Some companies with exposure concentrated in more expensive purchases fared poorly, including Starwood Hotels &
Resorts, Limited, and Ford.

LOOKING AHEAD
The terrorist attacks of September 11
spurred the addition of both monetary and fiscal stimulus to the economy in large measure: the Fed continued its reductions in the benchmark federal funds interest rate with a strong series of additional cuts.
Congress passed $40 billion in relief aid, and is planning massive additional spending.
Historically, such monetary and fiscal
prodding has usually resulted in a
resumption of economic growth.

In addition, low interest rates have led to a high volume of mortgage refinancing, which often results in more spending money for the refinancier. Even consumers who do not own their homes are getting a significant increase in their cash for other purchases from lower energy costs. Any money not spent on energy can be spent in ways that stimulate the economy.

On the other hand, unemployment is rising, and consumer sentiment has become more uncertain. We think the forecasts of earnings growth for the major companies are probably too high in the aggregate. Many of the larger companies are expecting low profit growth in the near term. We think that much of the benefit of the economic stimulus package has already been reflected in share prices after the post-September upward bounce. Even if spending rises, few companies have the pricing power to increase their profits to the high levels that many analysts are forecasting.

Prudential Value Fund Management Team
                                         9

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2001

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.5%
Common Stocks
-------------------------------------------------------------------------------------
Advertising  1.1%
     203,200   Lamar Advertising Co.(a)                             $      6,380,480
      91,600   Omnicom Group, Inc.                                         7,033,048
                                                                    ----------------
                                                                          13,413,528
-------------------------------------------------------------------------------------
Aerospace/Defense  1.1%
      91,866   Boeing Co.                                                  2,994,832
      84,400   Northrop Grumman Corp.(b)                                   8,435,780
      34,600   United Technologies Corp.                                   1,864,594
                                                                    ----------------
                                                                          13,295,206
-------------------------------------------------------------------------------------
Airlines  0.4%
     231,100   Delta Air Lines, Inc.                                       5,282,946
-------------------------------------------------------------------------------------
Automobiles & Trucks  0.4%
      69,800   Dana Corp.                                                    750,350
     161,500   Ford Motor Co.                                              2,592,075
      18,050   Johnson Controls, Inc.                                      1,305,376
                                                                    ----------------
                                                                           4,647,801
-------------------------------------------------------------------------------------
Banks  4.3%
     253,700   Bank of America Corp.                                      14,965,763
     180,400   Bank of New York Co., Inc.                                  6,135,404
     107,000   Comerica, Inc.                                              4,931,630
     258,370   FleetBoston Financial Corp.                                 8,490,038
      57,900   Mellon Financial Corp.                                      1,945,440
     255,600   PNC Financial Services Group                               14,032,440
                                                                    ----------------
                                                                          50,500,715
-------------------------------------------------------------------------------------
Business Services  0.3%
     214,270   Cendant Corp.(a)                                            2,776,939
      75,500   KPMG Consulting, Inc.(a)                                      930,160
                                                                    ----------------
                                                                           3,707,099

    10                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Chemicals  1.2%
     240,500   Dow Chemical Co.                                     $      7,996,625
          23   Eastman Chemical Co.                                              789
     106,100   IMC Global, Inc.                                            1,140,575
     171,122   Lyondell Chemical Co.                                       2,277,634
      64,600   Praxair, Inc.                                               3,047,828
                                                                    ----------------
                                                                          14,463,451
-------------------------------------------------------------------------------------
Communications Equipment  0.4%
     301,700   Motorola, Inc.                                              4,938,829
-------------------------------------------------------------------------------------
Computers  2.8%
     365,600   Dell Computer Corp.(a)                                      8,767,088
     149,200   Hewlett-Packard Co.                                         2,511,036
     190,754   International Business Machines Corp.                      20,614,785
     100,200   Sun Microsystems, Inc.(a)                                   1,017,030
                                                                    ----------------
                                                                          32,909,939
-------------------------------------------------------------------------------------
Computer Software & Services  2.0%
     238,100   BMC Software, Inc.(a)                                       3,588,167
     322,450   Cisco Systems, Inc.(a)                                      5,455,854
      77,180   Computer Associates International, Inc.                     2,386,406
      44,700   Electronic Data Systems Corp.                               2,877,339
     156,700   Microsoft Corp.(a)                                          9,112,105
                                                                    ----------------
                                                                          23,419,871
-------------------------------------------------------------------------------------
Cosmetics/Toiletries  1.4%
      76,200   Colgate-Palmolive Co.                                       4,383,024
     252,300   Gillette Co.                                                7,844,007
      41,900   Kimberly-Clark Corp.                                        2,325,869
      20,500   Procter & Gamble Co.                                        1,512,490
                                                                    ----------------
                                                                          16,065,390
-------------------------------------------------------------------------------------
Diversified Manufacturing  2.8%
      50,700   Fortune Brands, Inc.                                        1,868,295
     192,800   General Electric Co.                                        7,019,848
     199,400   Honeywell International, Inc.                               5,892,270

    See Notes to Financial Statements                                     11

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
      47,600   Textron, Inc.                                        $      1,506,540
     331,200   Tyco International Ltd.                                    16,275,168
                                                                    ----------------
                                                                          32,562,121
-------------------------------------------------------------------------------------
Electronics  2.3%
      69,600   Altera Corp.(a)                                             1,405,920
      89,900   Analog Devices, Inc.(a)                                     3,416,200
     156,800   Avnet, Inc.                                                 3,234,784
     119,500   Emerson Electric Co.                                        5,857,890
     329,500   LSI Logic Corp.(a)                                          5,585,025
      88,300   Sanmina Corp.(a)                                            1,336,862
     140,600   Synopsys, Inc.(a)                                           6,608,200
                                                                    ----------------
                                                                          27,444,881
-------------------------------------------------------------------------------------
Electronic Components  2.1%
     108,500   Amphenol Corp. (Class A)(a)                                 4,833,675
     126,300   Intel Corp.                                                 3,084,246
     248,400   National Semiconductor Corp.(a)(b)                          6,453,432
     351,500   Texas Instruments, Inc.                                     9,838,485
                                                                    ----------------
                                                                          24,209,838
-------------------------------------------------------------------------------------
Financial Services  14.0%
     734,800   Citigroup, Inc.                                            33,448,096
     128,500   Countrywide Credit Industries, Inc.                         5,131,005
     197,800   Edwards (A.G.), Inc.                                        7,821,012
     188,600   Fannie Mae                                                 15,269,056
     153,300   Freddie Mac                                                10,396,806
     157,600   Goldman Sachs Group, Inc.                                  12,318,016
      91,100   Hartford Financial Services Group, Inc.                     4,919,400
     136,600   Household International, Inc.                               7,144,180
     125,500   J.P. Morgan Chase & Co.                                     4,437,680
      76,600   Legg Mason, Inc.                                            3,225,626
     307,100   Lehman Brothers Holdings, Inc.                             19,181,466
     249,600   MBNA Corp.                                                  6,891,456
      53,230   Merrill Lynch & Co., Inc.                                   2,326,683
     189,700   Morgan Stanley Dean Witter & Co.                            9,280,124

    12                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     749,600   Principal Financial Group(a)(b)                      $     16,866,000
     146,700   Washington Mutual, Inc.                                     4,428,873
      47,400   Wells Fargo & Co.                                           1,872,300
                                                                    ----------------
                                                                         164,957,779
-------------------------------------------------------------------------------------
Food & Beverage  1.6%
      95,200   Anheuser-Busch Co., Inc.                                    3,966,032
     161,450   General Mills, Inc.                                         7,413,784
     351,700   Sara Lee Corp.                                              7,839,393
                                                                    ----------------
                                                                          19,219,209
-------------------------------------------------------------------------------------
Gas Pipelines  2.2%
     111,906   El Paso Corp.                                               5,490,108
     787,700   Enron Corp.                                                10,949,030
     322,400   Williams Companies, Inc.                                    9,307,688
                                                                    ----------------
                                                                          25,746,826
-------------------------------------------------------------------------------------
Health Care  3.7%
     215,700   Anthem, Inc.(a)                                             9,033,516
     292,000   HCA, Inc.                                                  11,580,720
     140,000   Health Management Associates, Inc. (Class A)(a)             2,728,600
   1,022,026   Humana, Inc.(a)                                            11,804,400
      41,900   Tenet Healthcare Corp.(a)                                   2,410,088
      56,900   Wellpoint Health Networks, Inc.(a)                          6,349,471
                                                                    ----------------
                                                                          43,906,795
-------------------------------------------------------------------------------------
Insurance  5.3%
     350,300   Allstate Corp.                                             10,992,414
     216,700   American International Group, Inc.                         17,032,620
      29,000   Chubb Corp.                                                 1,980,700
     172,050   Lincoln National Corp.                                      7,286,317
      59,100   Marsh & McLennan Co., Inc.                                  5,717,925
     137,800   St. Paul Co., Inc.                                          6,325,020
     144,400   XL Capital Ltd. (Class A)(b)                               12,542,584
                                                                    ----------------
                                                                          61,877,580

    See Notes to Financial Statements                                     13

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Leisure  1.0%
     107,400   Brunswick Corp.                                      $      1,921,386
     159,400   Harrah's Entertainment, Inc.(a)                             4,643,322
     156,900   Mattel, Inc.                                                2,970,117
      90,062   Starwood Hotels & Resorts Worldwide, Inc.                   1,984,966
                                                                    ----------------
                                                                          11,519,791
-------------------------------------------------------------------------------------
Machinery & Equipment  0.3%
      40,400   Deere & Co.                                                 1,494,396
      44,900   Parker-Hannifin Corp.                                       1,611,910
                                                                    ----------------
                                                                           3,106,306
-------------------------------------------------------------------------------------
Media  4.5%
     291,500   AOL Time Warner, Inc.(a)                                    9,097,715
     171,700   Cablevision Systems Corp.(a)(b)                             5,880,725
      50,300   Gannett Co., Inc.                                           3,178,960
      75,500   Interpublic Group of Companies, Inc.                        1,694,975
     316,400   Liberty Media Corp.(a)                                      3,698,716
      85,900   McGraw-Hill Co., Inc.                                       4,516,622
     315,700   Metro-Goldwyn-Mayer, Inc.(a)                                5,070,142
     181,800   New York Times Co.                                          7,499,250
     336,100   Viacom, Inc.(a)                                            12,271,011
                                                                    ----------------
                                                                          52,908,116
-------------------------------------------------------------------------------------
Metals  1.7%
     269,150   Alcoa, Inc.                                                 8,685,470
     325,200   Freeport-McMoRan Copper & Gold, Inc. (Class A)(a)           3,255,252
     318,300   Freeport-McMoRan Copper & Gold, Inc. (Class B)(a)           3,533,130
     261,700   Stillwater Mining Co.(a)                                    4,079,903
                                                                    ----------------
                                                                          19,553,755
-------------------------------------------------------------------------------------
Mutual Funds  3.3%
     541,900   Nasdaq-100 Index Tracking Stock Fund                       18,370,410
     982,900   Technology Select Sector SPDR Fund                         20,984,915
                                                                    ----------------
                                                                          39,355,325
-------------------------------------------------------------------------------------
Networking  1.1%
     686,400   3Com Corp.(a)                                               2,841,696
   1,515,260   Lucent Technologies, Inc.(a)                               10,152,242
                                                                    ----------------
                                                                          12,993,938

    14                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Office Equipment & Supplies  0.7%
   1,097,400   Xerox Corp.(a)                                       $      7,681,800
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  4.4%
     107,200   Amerada Hess Corp.                                          6,298,000
      95,500   Anadarko Petroleum Corp.                                    5,448,275
      89,300   Baker Hughes, Inc.                                          3,199,619
      89,000   Conoco, Inc.                                                2,287,300
      28,400   Kerr-McGee Corp.                                            1,635,840
      82,100   Noble Affiliates, Inc.                                      3,035,237
     428,300   Talisman Energy, Inc.                                      15,037,613
     100,200   Total Fina Elf S.A., ADR (France)                           6,987,948
     127,000   Transocean Sedco Forex Inc.                                 3,829,050
      52,300   Unocal Corp.                                                1,684,060
     106,650   USX- Marathon Group                                         2,942,473
                                                                    ----------------
                                                                          52,385,415
-------------------------------------------------------------------------------------
Oil & Gas Services  3.0%
     145,436   Chevron Texaco Corp.                                       12,878,358
     324,200   Exxon Mobil Corp.                                          12,789,690
     326,948   McDermott International, Inc.(a)                            3,465,649
     138,700   Sempra Energy                                               3,245,580
      65,900   Sunoco, Inc.                                                2,466,637
                                                                    ----------------
                                                                          34,845,914
-------------------------------------------------------------------------------------
Paper & Forest Products  2.0%
     188,700   Boise Cascade Corp.                                         5,389,272
     217,100   Georgia-Pacific Corp.(b)                                    6,026,696
      59,500   International Paper Co.                                     2,130,100
     115,300   Temple-Inland, Inc.                                         5,763,847
      61,800   Westvaco Corp.                                              1,517,190
      56,800   Weyerhaeuser Co.                                            2,834,888
                                                                    ----------------
                                                                          23,661,993

    See Notes to Financial Statements                                     15

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Pharmaceuticals  3.9%
      62,700   Abbott Laboratories                                  $      3,321,846
     135,819   American Home Products Corp.                                7,582,775
     146,470   Baxter International, Inc.                                  7,084,754
      90,700   Bristol-Myers Squibb Co.                                    4,847,915
      62,400   Johnson & Johnson                                           3,613,584
      94,600   Merck & Co., Inc.                                           6,036,426
     275,200   Pfizer, Inc.                                               11,530,880
      53,600   Pharmacia Corp.                                             2,171,872
                                                                    ----------------
                                                                          46,190,052
-------------------------------------------------------------------------------------
Railroads  0.9%
     187,800   CP HOLDERS (Canada)                                         6,873,480
      79,250   Union Pacific Corp.                                         4,121,793
                                                                    ----------------
                                                                          10,995,273
-------------------------------------------------------------------------------------
Real Estate Investment Trust  1.6%
      92,900   Avalonbay Communities, Inc.                                 4,217,660
     393,423   Equity Office Properties Trust                             11,212,556
     150,000   Equity Residential Properties Trust                         3,892,500
                                                                    ----------------
                                                                          19,322,716
-------------------------------------------------------------------------------------
Restaurants  0.2%
      73,000   Wendy's International, Inc.                                 1,919,900
-------------------------------------------------------------------------------------
Retail  2.9%
      93,100   Costco Wholesale Corp.(a)                                   3,521,973
      54,900   CVS Corp.                                                   1,312,110
     199,300   Federated Department Stores, Inc.(a)                        6,375,607
     147,300   Home Depot, Inc.                                            5,631,279
      78,700   Lowe's Companies, Inc.                                      2,683,670
      78,600   May Department Stores Co.                                   2,471,970
     113,000   Safeway, Inc.(a)                                            4,706,450
     150,200   Target Corp.                                                4,678,730
     188,500   Toys 'R' Us, Inc.(a)                                        3,581,500
                                                                    ----------------
                                                                          34,963,289
-------------------------------------------------------------------------------------
Telephones  4.8%
      98,900   ALLTEL Corp.                                                5,651,146
     150,122   AT&T Corp.                                                  2,289,360

    16                                     See Notes to Financial Statements

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
     104,280   BellSouth Corp.                                      $      3,858,360
     214,700   CenturyTel, Inc.                                            6,784,520
     314,180   SBC Communications, Inc.                                   11,973,400
     190,156   Sprint Corp.                                                3,803,120
     376,900   Verizon Communications Inc.                                18,773,389
     252,300   WorldCom, Inc.(a)                                           3,393,435
                                                                    ----------------
                                                                          56,526,730
-------------------------------------------------------------------------------------
Tobacco  2.0%
     401,500   Philip Morris Co., Inc.                                    18,790,200
      76,700   RJ Reynolds Tobacco Holdings, Inc.(b)                       4,298,268
                                                                    ----------------
                                                                          23,088,468
-------------------------------------------------------------------------------------
Utilities  4.4%
      98,800   American Electric Power Co., Inc.                           4,139,720
      56,700   Cinergy Corp.                                               1,711,206
      39,600   Constellation Energy Group, Inc.                              885,852
     239,530   Duke Energy Corp.                                           9,200,347
     150,740   Exelon Corp.                                                6,341,632
      81,400   FPL Group, Inc.                                             4,322,340
     322,600   NiSource, Inc.(b)                                           7,661,750
     406,200   PG&E Corp.(a)                                               7,335,972
      72,100   Pinnacle West Capital Corp.                                 3,039,015
      57,100   Southern Co.                                                1,364,690
     127,000   TXU Corp.                                                   5,821,680
                                                                    ----------------
                                                                          51,824,204
-------------------------------------------------------------------------------------
Waste Management  0.7%
     330,600   Waste Management, Inc.                                      8,099,700
-------------------------------------------------------------------------------------
Wireless Communications  0.7%
     209,208   AT&T Wireless Services, Inc.(a)                             3,020,964
     146,100   Sprint Corp. (PCS Group)(a)(b)                              3,258,030
      82,100   Western Wireless Corp. (Class A)(a)                         2,394,857
                                                                    ----------------
                                                                           8,673,851
                                                                    ----------------
               Total long-term investments (cost $1,102,237,337)       1,102,186,340
                                                                    ----------------

    See Notes to Financial Statements                                     17

       Prudential Value Fund
             Portfolio of Investments as of October 31, 2001 Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  10.3%
-------------------------------------------------------------------------------------
Commercial Paper  3.8%
              Citigroup, Inc.
$     8,594   2.65%, 11/1/01(c)                                     $      8,594,000
              Deutsche Bank AG
     20,057   2.63%, 11/1/01(c)                                           20,057,000
              Reed Elsevier Capital, Inc.
      5,700   3.05%, 11/1/01(c)                                            5,700,000
              Textron Financial Corp.
     10,000   2.65%, 11/28/01(c)                                           9,980,125
                                                                    ----------------
              Total commercial paper (cost $44,331,125)                   44,331,125
                                                                    ----------------
-------------------------------------------------------------------------------------
Repurchase Agreement  6.5%
     77,057   Joint Repurchase Agreement Account,
               2.58%, 11/1/01
               (cost $77,057,000; Note 5)                                 77,057,000
                                                                    ----------------
              Total short-term investments
               (cost $121,388,125)                                       121,388,125
                                                                    ----------------
              Total Investments  103.8%
               (cost $1,223,625,462; Note 4)                           1,223,574,465
              Liabilities in excess of other assets  (3.8%)              (44,482,890)
                                                                    ----------------
              Net Assets  100%                                      $  1,179,091,575
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Company).
    18                                     See Notes to Financial Statements

                       This page intentionally left blank

       Prudential Value Fund
             Statement of Assets and Liabilities

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value including collateral for securities on
loan of $44,331,125 (cost $1,223,625,462)                          $1,223,574,465
Cash                                                                       24,955
Receivable for Fund shares sold                                         7,924,516
Receivable for investments sold                                         4,231,065
Dividends and interest receivable                                         956,868
Receivable for securities lending                                          66,484
Prepaid expenses and other assets                                          42,032
                                                                  ----------------
      Total assets                                                  1,236,820,385
                                                                  ----------------
LIABILITIES
Payable to broker for collateral for securities on loan                44,331,125
Payable for investments purchased                                       9,358,400
Payable for Fund shares reacquired                                      2,504,333
Management fee payable                                                    545,699
Distribution fee payable                                                  516,230
Accrued expenses                                                          424,905
Securities lending rebate payable                                          48,118
                                                                  ----------------
      Total liabilities                                                57,728,810
                                                                  ----------------
NET ASSETS                                                         $1,179,091,575
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $      735,518
   Paid-in capital in excess of par                                 1,068,802,037
                                                                  ----------------
                                                                    1,069,537,555
   Undistributed net investment income                                  3,805,750
   Accumulated net realized gains on investments                      105,799,267
   Net unrealized depreciation on investments                             (50,997)
                                                                  ----------------
Net assets, October 31, 2001                                       $1,179,091,575
                                                                  ----------------
                                                                  ----------------

    20                                     See Notes to Financial Statements

       Prudential Value Fund
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($690,433,187 3 42,917,371 shares of beneficial interest
      issued and outstanding)                                              $16.09
   Maximum sales charge (5% of offering price)                                .85
                                                                  ----------------
   Maximum offering price to public                                        $16.94
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($395,833,214 3 24,857,110 shares of beneficial
      interest issued and outstanding)                                     $15.92
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($30,458,842 3 1,912,655 shares of beneficial interest
      issued and outstanding)                                              $15.92
   Sales charge (1% of offering price)                                        .16
                                                                  ----------------
   Offering price to public                                                $16.08
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($62,366,332 3 3,864,657 shares of beneficial
      interest issued and outstanding)                                     $16.14
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     21

       Prudential Value Fund
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $77,298)         $   23,645,471
   Interest                                                             2,150,974
   Income from securities loaned, (net)                                    72,758
                                                                  ----------------
      Total income                                                     25,869,203
                                                                  ----------------
Expenses
   Management fee                                                       7,140,193
   Distribution fee--Class A                                            1,786,076
   Distribution fee--Class B                                            5,297,053
   Distribution fee--Class C                                              313,580
   Transfer agent's fees and expenses                                   2,150,000
   Reports to shareholders                                              1,400,000
   Custodian's fees and expenses                                          180,000
   Registration fees                                                      110,000
   Legal fees and expenses                                                 75,000
   Audit fee                                                               25,000
   Trustees' fees and expenses                                             24,000
   Miscellaneous                                                           15,331
   Insurance                                                               11,000
                                                                  ----------------
      Total expenses                                                   18,527,233
                                                                  ----------------
Net investment income                                                   7,341,970
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions                          127,988,542
                                                                  ----------------
Net change in unrealized depreciation on investments                 (217,662,584)
                                                                  ----------------
Net loss on investments                                               (89,674,042)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (82,332,072)
                                                                  ----------------
                                                                  ----------------

    22                                     See Notes to Financial Statements

       Prudential Value Fund
             Statement of Changes in Net Assets

                                                       Year Ended October 31,
                                                 ----------------------------------
                                                      2001               2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $     7,341,970    $    22,435,886
   Net realized gain on investments and
      foreign currency transactions                  127,988,542        125,879,403
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                            (217,662,584)        77,605,314
                                                 ---------------    ---------------
   Net increase (decrease) in net assets
      resulting from operations                      (82,332,072)       225,920,603
                                                 ---------------    ---------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                         (4,047,054)        (8,414,130)
      Class B                                         (1,720,870)        (7,631,516)
      Class C                                            (76,569)          (265,034)
      Class Z                                           (510,186)        (2,338,544)
                                                 ---------------    ---------------
                                                      (6,354,679)       (18,649,224)
                                                 ---------------    ---------------
   Distributions from net realized gains
      Class A                                        (43,012,250)       (72,440,679)
      Class B                                        (41,275,227)      (117,327,735)
      Class C                                         (1,905,243)        (3,915,411)
      Class Z                                         (4,519,066)       (16,674,813)
                                                 ---------------    ---------------
                                                     (90,711,786)      (210,358,638)
                                                 ---------------    ---------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Proceeds from shares sold                         407,261,831        390,599,191
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                   91,013,157        213,734,690
   Cost of shares reacquired                        (595,808,811)      (941,250,989)
                                                 ---------------    ---------------
   Net increase (decrease) in net assets from
      Fund share transactions                        (97,533,823)      (336,917,108)
                                                 ---------------    ---------------
Total increase (decrease)                           (276,932,360)      (340,004,367)
NET ASSETS
Beginning of year                                  1,456,023,935      1,796,028,302
                                                 ---------------    ---------------
End of year(a)                                   $ 1,179,091,575    $ 1,456,023,935
                                                 ---------------    ---------------
                                                 ---------------    ---------------
(a) Includes undistributed net investment
    income of                                    $     3,805,750    $     3,948,546
                                                 ---------------    ---------------

    See Notes to Financial Statements                                     23

       Prudential Value Fund
             Notes to Financial Statements

      Prudential Value Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Investments in securities traded on a national
securities exchange (or reported on the Nasdaq national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value, are valued in accordance with procedures adopted by the Fund's Board of Trustees.

      Short-term securities which mature in more than 60 days are valued by an independent pricing agent or more than one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
                                                                          25

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Securities Lending:    The Fund may lend its portfolio securities to
broker-dealers. The loans are secured by collateral at least equal at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $1,130,087, decrease accumulated net realized gain on investments by $19,910,146, and increase paid-in capital by $21,040,233 for the year ended October 31, 2001 for redemptions utilized as distributions for federal income tax purposes. Net investment income, net realized gains and net assets were not affected by these changes.

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ('Jennison'), Jennison solely furnished investment advisory services in connection with the management of the Fund since September 7, 2000. On November 28, 2000, the Board of Trustees approved dividing the management responsibility among three subadvisers, Jennison, Deutsche Asset Management Inc. ('Deutsche Asset') and Victory Capital Management, Inc. ('Victory') formerly known as Key Asset Management, Inc. The new subadvisers received the necessary shareholder approval and, effective February 16, 2001, these subadvisers assumed the day-to-day management responsibilities with Jennison retaining approximately half of the assets and the two new subadvisers each assuming approximately 25% of assets. PIFM pays for the services of Jennison, Deutsche Asset and Victory, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares for the year ended October 31, 2001, respectively.

      PIMS has advised the Fund that it has received approximately $256,000 and $36,900 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
                                                                          27

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

      PIMS has advised the Fund that for the year ended October 31, 2001, it received approximately $633,200 and $12,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential'). Effective November 1, 2001, PIFM changed its name to Prudential Investments LLC.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $930 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended October 31, 2001, the Fund incurred fees of approximately $1,768,700 for the services of PMFS. As of October 31, 2001, approximately $146,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Incorporated ('PSI'), which is an indirect, wholly owned subsidiary of Prudential, is the securities lending agent for the Fund. For the year ended October 31, 2001, PSI has been compensated approximately $27,000 for these services.

      For the year ended October 31, 2001, PSI earned approximately $5,800 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 were $2,333,606,552 and $2,510,120,068, respectively.

      The United States federal income tax basis of the Fund's investments at October 31, 2001 was $1,227,262,164 and, accordingly, net unrealized depreciation for the United States federal income tax purposes was $3,687,699 (gross unrealized appreciation--$78,434,557; gross unrealized depreciation--$82,122,256).

      As of October 31, 2001, the Fund had securities on loan with an aggregate market value of $42,634,322. The Fund received $44,331,125 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 2001, the Fund had a 16.5% undivided interest in the joint account. The undivided interest for the Fund represented $77,057,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Greenwich Capital Markets, 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,112,701.

      Credit Suisse First Boston Corp., 2.58%, in the principal amount of $155,991,000, repurchase price $156,002,179, due 11/1/01. The value of the collateral including accrued interest was $159,116,030.

      Salomon Smith Barney Inc., 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,213,204.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven
                                                                          29

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                  17,011,208    $ 302,651,937
Shares issued in reinvestment of dividends and
  distributions                                               2,485,771       43,563,079
Shares reacquired                                           (21,592,286)    (383,349,529)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,095,307)     (37,134,513)
Shares issued upon conversion from Class B                   10,665,793      189,479,747
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 8,570,486    $ 152,345,234
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  16,239,578    $ 271,651,321
Shares issued in reinvestment of dividends and
  distributions                                               4,655,162       74,741,526
Shares reacquired                                           (29,324,857)    (487,357,080)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (8,430,117)    (140,964,233)
Shares issued upon conversion from Class B                    8,585,962      146,809,863
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   155,845    $   5,845,630
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                   3,495,712    $  62,150,722
Shares issued in reinvestment of dividends and
  distributions                                               2,321,499       40,523,175
Shares reacquired                                            (5,043,107)     (89,160,162)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    774,104       13,513,735
Shares reacquired upon conversion into Class A              (10,727,598)    (189,479,747)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (9,953,494)   $(175,966,012)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   3,064,228    $  50,419,268
Shares issued in reinvestment of dividends and
  distributions                                               7,244,525      115,969,688
Shares reacquired                                           (22,608,200)    (368,841,352)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (12,299,447)    (202,452,396)
Shares reacquired upon conversion into Class A               (8,623,583)    (146,809,863)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (20,923,030)   $(349,262,259)
                                                            -----------    -------------
                                                            -----------    -------------

    30

       Prudential Value Fund
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     856,042    $  15,189,130
Shares issued in reinvestment of dividends and
  distributions                                                 111,197        1,943,025
Shares reacquired                                              (579,873)     (10,194,363)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   387,366    $   6,937,792
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                     585,057    $   9,888,624
Shares issued in reinvestment of dividends and
  distributions                                                 253,477        4,057,806
Shares reacquired                                            (1,178,817)     (19,309,480)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (340,283)   $  (5,363,050)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                   1,535,714    $  27,270,042
Shares issued in reinvestment of dividends and
  distributions                                                 284,187        4,983,878
Shares reacquired                                            (6,230,051)    (113,104,757)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (4,410,150)   $ (80,850,837)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   3,548,279    $  58,639,978
Shares issued in reinvestment of dividends and
  distributions                                               1,180,252       18,965,670
Shares reacquired                                            (3,982,546)     (65,743,077)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   745,985    $  11,862,571
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Value Fund
             Financial Highlights

                                                                      Class A
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.49
                                                                  ----------------
Income from investment operations
Net investment income                                                      .16
Net realized and unrealized gain (loss) on investment
   transactions                                                          (1.22)
                                                                  ----------------
   Total from investment operations                                      (1.06)
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.12)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.22)
                                                                  ----------------
   Total distributions                                                   (1.34)
                                                                  ----------------
Net asset value, end of year                                          $  16.09
                                                                  ----------------
                                                                  ----------------
TOTAL INVESTMENT RETURN(a):                                              (6.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $690,433
Average net assets (000)                                              $714,431
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.08%
   Expenses, excluding distribution and service (12b-1) fees               .83%
   Net investment income                                                   .83%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 179%

------------------------------
(a) Total investment return of shares does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    32                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  18.12             $  18.63             $  21.00             $  15.43
----------------     ----------------     ----------------     ----------------
         .31                  .33                  .45                  .45
        2.49                  .58                 (.49)                6.29
----------------     ----------------     ----------------     ----------------
        2.80                  .91                 (.04)                6.74
----------------     ----------------     ----------------     ----------------
        (.25)                (.33)                (.44)                (.43)
          --                 (.03)                  --                   --
       (2.18)               (1.06)               (1.89)                (.74)
----------------     ----------------     ----------------     ----------------
       (2.43)               (1.42)               (2.33)               (1.17)
----------------     ----------------     ----------------     ----------------
    $  18.49             $  18.12             $  18.63             $  21.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       17.60%                5.03%                (.65)%              45.68%
    $634,991             $619,469             $638,547             $570,146
    $571,048             $653,798             $655,776             $454,892
        1.16%                1.02%                 .91%                 .94%
         .91%                 .77%                 .66%                 .69%
        1.83%                1.71%                2.19%                2.32%
          64%                  17%                  22%                  36%

    See Notes to Financial Statements                                     33

       Prudential Value Fund
             Financial Highlights Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.38
                                                                  ----------------
Income from investment operations
Net investment income                                                      .03
Net realized and unrealized gain (loss) on investment
transactions                                                             (1.22)
                                                                  ----------------
   Total from investment operations                                      (1.19)
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.05)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.22)
                                                                  ----------------
   Total distributions                                                   (1.27)
                                                                  ----------------
Net asset value, end of year                                          $  15.92
                                                                  ----------------
                                                                  ----------------
TOTAL INVESTMENT RETURN(a):                                              (6.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $395,833
Average net assets (000)                                              $529,705
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.83%
   Expenses, excluding distribution and service (12b-1) fees               .83%
   Net investment income                                                   .12%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    34                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
   $    18.06           $    18.57           $    20.93           $    15.39
----------------     ----------------     ----------------     ----------------
          .20                  .19                  .29                  .29
         2.46                  .58                 (.48)                6.29
----------------     ----------------     ----------------     ----------------
         2.66                  .77                 (.19)                6.58
----------------     ----------------     ----------------     ----------------
         (.16)                (.19)                (.28)                (.30)
           --                 (.03)                  --                   --
        (2.18)               (1.06)               (1.89)                (.74)
----------------     ----------------     ----------------     ----------------
        (2.34)               (1.28)               (2.17)               (1.04)
----------------     ----------------     ----------------     ----------------
   $    18.38           $    18.06           $    18.57           $    20.93
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        16.71%                4.25%               (1.35)%              44.60%
   $  639,755           $1,006,346           $1,299,962           $1,250,216
   $  778,722           $1,200,663           $1,391,826           $1,072,118
         1.91%                1.77%                1.66%                1.69%
          .91%                 .77%                 .66%                 .69%
         1.13%                 .98%                1.44%                1.60%

    See Notes to Financial Statements                                     35

       Prudential Value Fund
             Financial Highlights Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.38
                                                                      --------
Income from investment operations
Net investment income                                                      .02
Net realized and unrealized gain (loss) on investment
transactions                                                             (1.21)
                                                                      --------
  Total from investment operations                                       (1.19)
                                                                      --------
Less distributions
Dividends from net investment income                                      (.05)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.22)
                                                                      --------
   Total distributions                                                   (1.27)
                                                                      --------
Net asset value, end of year                                          $  15.92
                                                                      --------
                                                                      --------
TOTAL INVESTMENT RETURN(a):                                              (6.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 30,459
Average net assets (000)                                              $ 31,358
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.83%
   Expenses, excluding distribution and service (12b-1) fees               .83%
   Net investment income                                                   .08%

------------------------------
(a) Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    36                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  18.06             $  18.57             $  20.93             $  15.39
    --------             --------             --------             --------
         .19                  .19                  .30                  .37
        2.47                  .58                 (.49)                6.21
    --------             --------             --------             --------
        2.66                  .77                 (.19)                6.58
    --------             --------             --------             --------
        (.16)                (.19)                (.28)                (.30)
          --                 (.03)                  --                   --
       (2.18)               (1.06)               (1.89)                (.74)
    --------             --------             --------             --------
       (2.34)               (1.28)               (2.17)               (1.04)
    --------             --------             --------             --------
    $  18.38             $  18.06             $  18.57             $  20.93
    --------             --------             --------             --------
    --------             --------             --------             --------
       16.71%                4.25%               (1.35)%              44.60%
    $ 28,032             $ 33,685             $ 37,988             $ 17,911
    $ 27,782             $ 36,981             $ 31,345             $ 11,432
        1.91%                1.77%                1.66%                1.69%
         .91%                 .77%                 .66%                 .69%
        1.10%                 .98%                1.47%                1.53%

    See Notes to Financial Statements                                     37

       Prudential Value Fund
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.52
                                                                      --------
Income from investment operations
Net investment income                                                      .28
Net realized and unrealized gain (loss) on investment
transactions                                                             (1.30)
                                                                      --------
   Total from investment operations                                      (1.02)
                                                                      --------
Less distributions
Dividends from net investment income                                      (.14)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                    (1.22)
                                                                      --------
   Total distributions                                                   (1.36)
                                                                      --------
Net asset value, end of year                                          $  16.14
                                                                      --------
                                                                      --------
TOTAL INVESTMENT RETURN(a):                                              (5.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 62,366
Average net assets (000)                                              $ 69,810
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .83%
   Expenses, excluding distribution and service (12b-1) fees               .83%
   Net investment income                                                  1.11%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    38                                     See Notes to Financial Statements

       Prudential Value Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                            Year Ended October 31,
-------------------------------------------------------------------------------
      2000                 1999                 1998                 1997
-------------------------------------------------------------------------------------
    $  18.13             $  18.64             $  21.00             $  15.42
----------------     ----------------     ----------------     ----------------
         .35                  .38                  .52                  .36
        2.50                  .58                 (.51)                6.43
----------------     ----------------     ----------------     ----------------
        2.85                  .96                  .01                 6.79
----------------     ----------------     ----------------     ----------------
        (.28)                (.38)                (.48)                (.47)
          --                 (.03)                  --                   --
       (2.18)               (1.06)               (1.89)                (.74)
----------------     ----------------     ----------------     ----------------
       (2.46)               (1.47)               (2.37)               (1.21)
----------------     ----------------     ----------------     ----------------
    $  18.52             $  18.13             $  18.64             $  21.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       17.94%                5.28%                (.40)%              46.12%
    $153,246             $136,529             $142,918             $ 74,956
    $141,384             $144,747             $103,474             $ 57,369
         .91%                 .77%                 .66%                 .69%
         .91%                 .77%                 .66%                 .69%
        2.07%                1.97%                2.49%                2.58%

    See Notes to Financial Statements                                     39

       Prudential Value Fund
             Report of Independent Accountants

To the Board of Trustees and Shareholders of Prudential Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Value Fund (the 'Fund'), at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 18, 2001

       Prudential Value Fund
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2001) as to the federal tax status of dividends paid by the Fund during its fiscal year ended October 31, 2001.

      During the fiscal year ended October 31, 2001, the Fund paid dividends of $1.34 per Class A share, $1.27 per Class B share, $1.27 per Class C share and $1.36 per Class Z share. Of these amounts, $1.22 per Class A, B, C and Z shares represent distributions from long-term capital gains which is taxable at 20% rate gain. The remaining $.12 per Class A share, $.05 per Class B share, $.05 per Class C share and $.14 per Class Z share represents dividends from ordinary income (net investment income and short-term capital gains). The Fund utilized redemptions as distributions in the amount of $.29 per Class A, Class B, Class C and Class Z shares of long-term capital gains. Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended October 31, 2001 qualified for the corporate dividends received deduction available to corporate taxpayers.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099.
                                                                        41

Prudential Value Fund

Class A    Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/01

                        One Year   Five Years    Ten Years    Since Inception
                                                                 (1/22/90)
With Sales Charge       -10.90%      9.76%         11.44%         11.42%
Without Sales Charge     -6.21%     10.89%         12.01%         11.91%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Value Fund (Class A shares) with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index (S&P
500 Index) by portraying the initial account values at the beginning of the 10-year period (October 31, 1991) and the account values at the end of the current fiscal year
(October 31, 2001), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P
500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                                 www.PruFN.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 10/31/01

                        One Year    Five Years   Ten Years    Since Inception
                                                                (1/22/87)
With Sales Charge         -11.26%      9.93%      11.16%         10.24%
Without Sales Charge       -6.93%     10.06%      11.16%        10.24%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Value Fund (Class B shares) with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index (S&P
500 Index) by portraying the initial account values at the beginning of the 10-year period (October 31, 1991) and the account values at the end of the current fiscal year
(October 31, 2001), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P
500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

Prudential Value Fund

Class C     Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 10/31/01

                       One Year    Five Years    Ten Years    Since Inception
With Sales Charge      -8.72%        9.84%          N/A          10.32%
Without Sales Charge    -6.93%      10.06%          N/A          10.48%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Value Fund (Class C shares) with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index (S&P
500 Index) by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P
500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                                www.PruFN.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 10/31/01

    One Year    Five Years    Ten Years    Since Inception
    -5.98%        11.18%         N/A          10.66%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Value Fund (Class Z shares) with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index (S&P
500 Index) by portraying the initial account values at the commencement of operations of Class Z shares (March 1, 1996) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P
500 Index may differ substantially from the securities in the Fund. The S&P 500 Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

TRUSTEES
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISERS
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Deutsche Asset Management, Inc.
130 Liberty Street
New York, NY 10006

Victory Capital Management, Inc.
127 Public Square
Cleveland, OH 44114-1306

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols      Nasdaq       CUSIP
    Class A       PBEAX      74438J105
    Class B       PBQIX      74438J204
    Class C       PEICX      74438J303
    Class Z       PEIZX      74438J402

MF131E    IFS-A067607